SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 10, 2003
                                                             -----------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                           22-3410353
        --------                                           ----------
(State or other jurisdiction                            (I.R.S. Employer
     of incorporation)                                  Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                                 (973) 887-5300
                              --------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





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                                                   Exhibit Index on Page 4



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 10, 2003, Suburban Propane Partners, L.P. issued a press release (the "Press Release") announcing that its operating partnership, Suburban
Propane, L.P., had entered into an Asset Purchase Agreement to acquire substantially all of the assets of Agway Energy Products, LLC, Agway Energy Services, Inc., and Agway Energy Services PA, Inc., all of which entities are wholly owned subsidiaries of Agway, Inc. A copy of the Press Release has been furnished as exhibit 99.1 to this Current Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.   A copy of the Press  Release has been furnished as Exhibit 99.1 to this Current Report.



















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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUBURBAN PROPANE PARTNERS, L.P.

November 10, 2003                     By:  /s/  Janice G. Meola
                                          -----------------------
                                          Name:  Janice G. Meola
                                          Title: Vice President, General Counsel
                                                 and Secretary
















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

                                    EXHIBITS


Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated November 10, 2003